Shareholders' Equity	12 Months Ended
Sep. 30, 2011
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
Shareholders’ Equity

At September 30, 2011, there were 300 million shares of ENR stock authorized, of which approximately 1.3 million shares were reserved for issuance under the 2000 Incentive Stock Plan and 1.7 million shares were reserved for issuance under the 2009 Incentive Stock Plan.

Beginning in September 2000, the Company’s Board of Directors has approved a series of resolutions authorizing the repurchase of shares of ENR common stock, with no commitments by the Company to repurchase such shares. On July 24, 2006, the Board of Directors approved the repurchase of up to an additional 10 million shares. In fiscal 2011, the Company repurchased 3.7 million shares of Energizer common stock, exclusive of a small number of shares related to the net settlement of certain stock awards for tax withholding purposes, for a total cost of approximately $276. Since the end of fiscal 2011 and through November 20, the Company repurchased an additional 0.8 million shares of its common stock at a total cost of approximately $56. All of the shares were purchased in the open market under the Company's current authorization from its Board of Directors. The Company has approximately 3.4 million shares remaining on the above noted Board authorization to repurchase its common stock in the future. Future purchases may be made from time to time on the open market or through privately negotiated transactions, subject to corporate objectives and the discretion of management.